                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                   Supplement dated September 11, 2000 to the
             Statement of Additional Information dated May 1, 2000,
                 as supplemented May 24, 2000 and June 5, 2000



This supplement supersedes and replaces in its entirety the Supplements dated May 24, 2000 and June 5, 2000.

Effective June 5, 2000, AIM Basic Value Fund ("Basic Value Fund") no longer invests all of its investable assets in the Value Portfolio and will directly invest in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Basic Value Fund's investment strategies are the same as those which formerly applied to the Value Portfolio.

Effective September 11, 2000, AIM Small Cap Growth Fund ("Small Cap Fund" and together with Basic Value Fund, the "Funds") no longer invests all of its investable assets in the Small Cap Portfolio and will directly invest in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Small Cap Fund's investment strategies are the same as those which formerly applied to the Small Cap Portfolio.

All references to "Portfolio" are deleted from this Statement of Additional Information.

The following replaces in its entirety the first two paragraphs appearing under the heading "SUBMISSION OF MATTERS TO SHAREHOLDERS" on page 1 of the Statement of Additional Information:

         "At meetings held on May 31, 2000, and September 1, 2000, Basic Value Fund and Small Cap Fund's shareholders, respectively, approved proposals to amend Basic Value Fund and Small Cap Fund's fundamental investment restrictions. Effective June 5, 2000 and September 11, 2000, Basic Value Fund and Small Cap Fund, respectively, operate under the following fundamental investment restrictions:"

The following replaces in its entirety the two paragraphs appearing underneath item "(h)" on page 2 of the Statement of Additional Information:

         "The investment restrictions set forth above provide each of the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

NON-FUNDAMENTAL RESTRICTIONS

         The following restrictions apply to each of the Funds. They may be changed for any Fund without approval of that fund's voting securities."